Q2 FY 2016 Investor Call Greg Dougherty Chief Executive Officer February 2, 2016 Pete Mangan Chief Financial Officer

© 2016 Oclaro, Inc. Safe Harbor Statement This presentation, in association with Oclaro’s second quarter of fiscal year 2016 financial results conference call, contains statements about management’s future expectations, plans or prospects of Oclaro and its business, and together with the assumptions underlying these statements, constitute forward-looking statements for the purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning (i) financial guidance for the fiscal quarter ending March 26, 2016 regarding revenues, non-GAAP gross margin, and non-GAAP operating income, (ii) the growth of Oclaro’s 100G product revenues, and (iii) Oclaro’s future financial performance and operating prospects. Such statements can be identified by the fact that they do not relate strictly to historical or current facts and may contain words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “outlook,” “could,” “target,” “model,” "objective," and other words and terms of similar meaning in connection with any discussion of future operations or financial performance. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including (i) Oclaro's ability to timely develop, commercialize and ramp the production of new products, (ii) Oclaro's ability to respond to evolving technologies, customer requirements and demands, and product design challenges, (iii) Oclaro's dependence on a limited number of customers for a significant percentage of its revenues, (iv) Oclaro's manufacturing yields, (v) Oclaro's ability to effectively manage its inventory, (vi) competition and pricing pressure, (vii) Oclaro's ability to meet or exceed its gross margin expectations, (viii) Oclaro's ability to continue increasing the percentage of sales associated with its new products, (ix) the effects of fluctuating product mix on Oclaro's results, (x) the effects of fluctuations in foreign currency exchange rates, (xi) Oclaro's dependence on a limited number of suppliers and key contract manufacturers, (xii) Oclaro's ability to timely capitalize on any increase in market demand, (xiii) Oclaro’s ability to maintain or increase its cash reserves and obtain debt or equity-based financing on acceptable terms or at all, (xiv) Oclaro's ability to effectively compete with companies that have greater name recognition, broader customer relationships and substantially greater financial, technical and marketing resources, (xv) Oclaro’s ability to service and repay its outstanding indebtedness pursuant to the terms of the applicable agreements, (xvi) Oclaro's ability to further reduce costs and operating expenses, (xvii) the risks associated with Oclaro's international operations, (xviii) the impact of continued uncertainty in world financial markets and any resulting reduction in demand for Oclaro's products, (xix) the outcome of tax audits or similar proceedings, (xx) the outcome of pending litigation against Oclaro and (xxi) other factors described in Oclaro’s most recent annual report on Form 10-K, quarterly report on Form 10-Q and other documents it periodically files with the SEC.

© 2016 Oclaro, Inc. Financial Results $ in Millions Q215 Q116 Q216 Total Revenues 86.8 87.5 94.1 Gross Profit (Non-GAAP) (1) 14.3 23.2 27.1 Gross Margin % 16.5% 26.4% 28.8% R&D (non-GAAP) 11.3 10.5 10.6 SG&A (non-GAAP) 12.9 12.3 11.2 Non-GAAP Operating Income (Loss) (9.8) 0.4 5.3 Non-GAAP Net Income (Loss) (9.9) (1.8) 3.1 Adjusted EBITDA (5.5) 4.2 9.0 (1) See reconciliation to comparable GAAP numbers in financial tables of press release dated February 2, 2016.

© 2016 Oclaro, Inc. Trended Financial Results

© 2016 Oclaro, Inc. Revenue By Product Group $ in Millions Q215 Q315 Q415 Q116 Q216 100G Transmission 33.7 30.2 34.1 40.8 49.5 40G Transmission 19.3 19.0 14.1 10.8 11.3 10G & Lower Transmission 32.0 33.8 34.0 35.9 33.3 Industrial and Consumer (1) 1.8 — — — — Total Revenues 86.8 83.0 82.2 87.5 94.1 Percent of Total 100G Transmission 39% 36% 41% 47% 53% 40G Transmission 22% 23% 17% 12% 12% 10G & Lower Transmission 37% 41% 41% 41% 35% Industrial and Consumer 2% —% —% —% —% $ in Millions Q215 Q315 Q415 Q116 Q216 Datacom 40.6 40.4 41.9 47.5 51.0 Telecom 44.4 42.6 40.3 40.0 43.1 Industrial and Consumer (1) 1.8 — — — — Total Revenues 86.8 83.0 82.2 87.5 94.1 Percent of Total Datacom 47% 49% 51% 54% 54% Telecom 51% 51% 49% 46% 46% Industrial and Consumer 2% —% —% —% —% (1) Business sold on October 27, 2014

© 2016 Oclaro, Inc. Q3 FY2016 Guidance $ in Millions Guidance Ranges Revenues $97 million - $103 million Non-GAAP Gross Margin % 26% – 28% Non-GAAP Operating Income $2 million - $6 million Guidance provided on February 2, 2016 for the quarter ending March 26, 2016.

© 2015 Oclaro, Inc.© 2016 Oclaro, Inc Thank You For more information, visit us at www.oclaro.com. Follow us on @OclaroInc and LinkedIn.